                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K



                              Current Report Pursuant
                           to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): July 1, 1998


                           RURAL CELLULAR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
--------------------------------------------------------------------------------
                 (State or other Jurisdiction of Incorporation)

                  0-27416                              41-1693295
--------------------------------------------------------------------------------
         (Commission File Number)           (IRS Employer Identification No.)

 3905 DAKOTA STREET S.W., ALEXANDRIA, MINNESOTA           56308
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)

  Registrant's Telephone Number, Including Area Code        (320) 762-2000
                                                       -------------------------

--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Item 2. Acquisition of Assets.

Effective July 1, 1998, the Registrant completed the acquisition of the Vermont, New Hampshire, New York and Massachusetts cellular telephone licenses, operations and related assets of Atlantic Cellular Company L.P. and one of its subsidiaries ("Atlantic"), an independent provider of wireless communication services in the New England region.

Under the terms of the agreement, the Registrant acquired a contiguous, multi-state service area of 21,000 square miles, encompassing approximately
1.1 million POPS ("population served") and 71,000 customers. The cellular properties acquired from Atlantic include: (i) the entire state of Vermont (RSA 1, RSA 2 and the Burlington MSA); (ii) western New Hampshire (RSA 1);
(iii) the northeastern corner of New York (RSA 2); and (iv) northwestern Massachusetts (RSA 1). In addition, the Company has acquired Atlantic's long distance business.

As consideration for the acquisition, the Registrant paid approximately $256 million in cash. The consideration was determined in arm's-length negotiations among Atlantic and the Registrant and was determined to be fair and reasonable by the Registrant's Board of Directors. The Registrant had no affiliation with Atlantic prior to negotiations regarding the acquisition, although the two entities did have agreements regarding service on "roaming" traffic in their respective service areas.

The $256 million to acquire Atlantic was financed through borrowings under an amended and restated $300 million loan agreement (the "Amended and Restated Loan Agreement") with a group of banks headed by Toronto Dominion (Texas), Inc. and the proceeds from the issuance of $125 million in senior subordinated debt. The acquisition of Atlantic has been accounted for under the purchase method of accounting.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired

          The Registrant intends to file the required financial statements for Atlantic within the period provided for under Item 7(a)(4) of Form 8-K.

     (b)  Proforma Financial Information

          The Registrant intends to file the required proforma financial information within the period provided for under Item 7(a)(4) of Form 8-K.

     (c)  Exhibits

               2.1 Asset Purchase Agreement among Atlantic Cellular Company, L.P., Atlantic Cellular/New Hampshire RSA Number One Limited Partnership and RCC Atlantic Inc., and the Registrant as of February 13, 1998 (filed as an exhibit to Registrant's Report on Form 10-Q for the quarter ended March 31, 1998 and incorporated herein by reference)

               10.1(a) Amended and Restated Loan Agreement among the
                       Registrant, as borrower, the financial institutions whose names appear as lenders on the signature pages thereof, TD Securities (USA), Inc., as arranging agent for the lenders, and Toronto Dominion (Texas), Inc., as administrative agent for the lenders, dated as of July 1, 1998

               10.1(b) Exhibit A - Form of Amended and Restated Borrower's
                       Pledge Agreement

               10.1(c) Exhibit E - Form of Revolving Loan Note

               10.1(d) Exhibit F - Form of Amended and Restated Security
                       Agreement

               10.1(e) Exhibit G - Form of Subsidiary Guaranty

               10.1(f) Exhibit H - Form of Subsidiary Pledge Agreement

               10.1(g) Exhibit I - Form of Subsidiary Security Agreement

               10.1(h) Exhibit J - Form of Term Loan Note

               10.1(i) Exhibit K - Form of Incremental Facility Note

               10.1(j) Exhibit Q - Form of Assignment and Assumption Agreement

               *23.1   Consent of Arthur Andersen LLP

               *23.2   Consent of KPMG Peat Marwick LLP

               99 Press release dated July 1, 1998, announcing the completion of the Atlantic Acquisition.

                       *To be filed by amendment

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RURAL CELLULAR CORPORATION

                                        /s/ Richard P. Ekstrand
                                        ----------------------------------------
                                        RICHARD P. EKSTRAND
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


Date: July 15, 1998